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                                   EXHIBIT 4.1

                                     METATEC

NUMBER                                                       SHARES
M-
  ----------------                                           ------------------

COMMON SHARES                                                COMMON SHARES
WITHOUT PAR VALUE                                            CUSIP 591998 10 2

                                                    SEE REVERSE SIDE FOR CERTAIN
                                                                     DEFINITIONS

                Incorporated under the laws of the State of Ohio

This certifies that

is the owner of

       FULLY PAID AND NON-ASSESSABLE COMMON SHARES, WITHOUT PAR VALUE, OF
                                  METATEC, INC.

transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. The Certificate and the shares represented thereby are issued under and shall be subject to the laws of the State of Ohio and all the provisions of the Articles of Incorporation and the Code of Regulations of the Corporation, and all the amendments from time to time made thereon. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile signatures of the duly authorized officers.

Dated:

         /s/ Julia A. Fratianne                  /s/ Christopher A. Munro
         Secretary                               President


COUNTERSIGNED AND REGISTERED
REGISTRAR AND TRANSFER COMPANY

BY
         TRANSFER AGENT AND REGISTRAR
         AUTHORIZED SIGNATURE










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                                  METATEC, INC.

     This Corporation will mail without charge to each shareholder who so requests (within five days after receipt of written request therefore) a copy of the designations, powers, preferences and relative, participating, optional or other special rights of such class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests must be addressed to the Secretary of the Corporation.

     The following abbreviations when used in the inscription on the face of the certificate shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common      UNIF GIFT MIN ACT - ______ Custodian _______
TEN ENT - as tenants by the entireties                  (Cust)        (Minor)
                                                        under Uniform Gifts to
                                                        Minors

JT TEN  - as joint tenants with right                   Act_____________________
          of survivorship and not as                          (State)
          tenants in common

Additional abbreviations may also be used though not in the above list.

For value received, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE ____________________________________________________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________ Shares

of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said Stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated_____________________________        ______________________________________
                                          Signature

                                          ______________________________________
                                          THE SIGNATURES TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR
                                          WITHOUT ALTERATION OR ENLARGEMENT
                                          OR ANY CHANGE WHATEVER.